SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                          July 15, 2003 (July 3, 2003)

                              ARIS INDUSTRIES, INC.

             (Exact name of registrant as specified in its charter)

    NEW YORK                   1-4814                        22-1715274
_________________        _________________            _________________________
(State or other        (Commission File Number)          (I.R.S. Employer
  jurisdiction                                          Identification No.)
of  incorporation)


      463 Seventh Avenue
      New York, NY                                         10018
________________________________________            _____________________
(Address of principal executive offices)                 (Zip Code)

                                (646) 473-4200
              ---------------------------------------------------
             (Registrant's telephone number, including area code)

                                      N/A
              ---------------------------------------------------
         (Former name or former address, if changed since last report)



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On July 3, 2003, Aris Industries, Inc.(the "Company") announced that the Company has completed the sale of the trade name and service mark XOXO and the trademarks XOXO, XOXO IN AMERICA AND ABROAD, LOLA and FRAGILE along with certain related assets and accompanying goodwill for $43 million (the "Transaction") in cash payable upon the closing of the Transaction to Global Brand Holdings, LLC. The Transaction was approved by the Company's shareholders at a special meeting held on Monday, June 30, 2003. The proceeds from the Transaction will be used to repay certain existing indebtedness of the Company and other liabilities. Additional information regarding the terms of the Transaction is included in the trademark purchase agreement which has been previously filed and the press release announcing the completion of the Transaction which is attached hereto as Exhibit 99.1, both of which are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         2.1 Trademark Purchase Agreement, between Aris Industries, Inc., Europe Craft Imports, Inc., XOXO Clothing Company, Inc, Marcade Group Realty Corporation, 8-3 Retailing Inc., Global Brand Holdings, LLC, Stanley Cayre and Eli Hamway, dated as of May 7, 2003.*

         99.1     Press release dated July 3, 2003.

         * Incorporated by reference to Aris's filing on Form 8-K (File No. 000-22084) filed on May 8, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       ARIS INDUSTRIES, INC
                                       (Registrant)

                                       By: /s/ Paul Spector
                                           --------------------------
                                       Name:  Paul Spector
                                       Title: Chief Financial Officer

Dated:  July 15, 2003

                               INDEX TO EXHIBITS

Exhibit No.       Exhibit Name

         2.1 Trademark Purchase Agreement, between Aris Industries, Inc., Europe Craft Imports, Inc., XOXO Clothing Company, Inc, Marcade Group Realty Corporation, 8-3 Retailing Inc., Global Brand Holdings, LLC, Stanley Cayre and Eli Hamway, dated as of May 7, 2003.*

         99.1     Press release dated July 3, 2003.

         * Incorporated by reference to Aris's filing on Form 8-K (File No. 000-22084) filed on May 8, 2003.